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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 4, 2005

                            ATP OIL & GAS CORPORATION
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             (Exact name of registrant as specified in its charter)

                Texas                  000-32261          76-0362774
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    (State or other jurisdiction     (Commission       (I.R.S. Employer
          of incorporation)          File Number)     Identification No.)

         4600 Post Oak Place, Suite 200
                Houston, Texas                              77027
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    (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (713) 622-3311

                                       NA
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2005, ATP Oil & Gas Corporation, a Texas corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99.1 Press release dated August 4, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ATP Oil & Gas Corporation

Date: August 4, 2005                             By: /s/ Albert L. Reese, Jr.
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                                                     Albert L. Reese, Jr.
                                                     Chief Financial Officer